UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RADISYS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

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(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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RADISYS CORPORATION

5445 NE Dawson Creek Drive,

Hillsboro, Oregon 97124

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to Be Held on Wednesday, May 28, 2008

NAME/ADDRESS IMPRINT AREA	You can view the Annual Report and Proxy Statement for RadiSys Corporation on the Internet: http://bnymellon.mobular.net/bnymellon/rsys

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Dear Shareholder:

The 2008 annual meeting of shareholders of RadiSys Corporation will be held at our offices in Hillsboro at 5445 NE Dawson Creek Drive, Hillsboro Oregon 97124, on Wednesday, May 28, 2008, at 8:30 a.m. (local time).

Proposals to be considered at the 2008 annual meeting:

1.	to elect eight Directors, each to serve until the next annual meeting of shareholders or until a successor has been elected and qualified;

2.	to ratify the Audit Committee’s appointment of KPMG, LLP as our independent registered public accounting firm;

3.	to approve our Long-Term Incentive Plan;

4.	to approve an amendment to our 1996 Employee Stock Purchase Plan to add an additional 500,000 shares that may be issued under this plan; and

5.	to transact any other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote “FOR” Items 1,2,3 and 4.

Only shareholders of record at the close of business on April 2, 2008, the record date, are entitled to receive notice of and to vote at the 2008 annual meeting or any adjournment(s) thereof. A list of shareholders will be available for inspection by the shareholders beginning April 2, 2008 at our corporate headquarters, located at 5445 NE Dawson Creek Drive, Hillsboro, OR 97124.

You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number

Shareholders of record as of April 2, 2008 are cordially invited and encouraged to attend the 2008 annual meeting.

The following Proxy Materials are available for you to review online at: http://bnymellon.mobular.net/bnymellon/rsys

•	our 2007 Proxy Statement (including all attachments);

•	the proxy card; and

•	our annual report to shareholders for the year ended December 31, 2007 (which is not deemed to be part of the official proxy soliciting materials).

If you would like to receive a paper or e-mail copy of these documents, you must request one. Such documents will be mailed to you at no charge. Please make sure you request a copy as instructed below on or before May 15, 2008, to facilitate a timely delivery.

To request a paper or e-mail copy of the proxy materials, please call 1-888-313-0164, or e-mail to shrrelations@bnymellon.com, or log on to http://bnymellon.mobular.net/bnymellon/rsys. You may request a copy of the proxy materials for the 2008 annual meeting and for future meetings.

ACCESSING YOUR PROXY MATERIALS ONLINE

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST

A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY

ELECTRONICALLY.

The proxy materials for the RadiSys Corporation 2008 annual meeting are at:

http://bnymellon.mobular.net/bnymellon/rsys

Have this notice available when you request a copy of the proxy materials,

when you want to view your proxy materials online

OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET

Use the Internet to vote your shares. Have this notice available when you access the above referenced web site.

In the top right hand corner of the website click on “Vote Now” to access the electronic proxy card and vote your shares.

HOW TO VOTE IN PERSON: If you are a shareholder of record as of April 2, 2008, you are invited to attend the 2008 annual meeting and you may vote in person. Proxy materials will be available and we will give you a ballot when you arrive. Directions to attend the meeting can be found on our website at www.radisys.com/corporate/directions.cfm.